CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
KANDI TECHNOLOGIES, CORP.

Adopted October 31, 2007

I.	PURPOSE

The primary function of the Audit Committee (the “Committee”) is to represent the Board of Directors (the “Board”) of Kandi Technologies, Corp. and its subsidiaries (the “Company”), in fulfilling its oversight responsibilities by:

1.	Reviewing the financial reports and other financial related information released by the Company to the public, or in certain circumstances, governmental bodies.

2.	Reviewing the Company's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established.

3.	Reviewing the Company's accounting and financial reporting processes.

4.	Reviewing and appraising with management the performance of the Company's independent auditors.

5.	Providing an open avenue of communication between the independent auditors and the Board.

II.	COMPOSITION

The Committee shall be comprised of at least three members. Each Committee member shall be appointed by the majority of the Board and each Committee member shall be independent, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes hereof, the term “independent” shall be based on the independence requirements of the Nasdaq Stock Market. Each Committee member shall not have participated in the in the preparation of the financial statements of the Company or any current subsidiary of the Company during the past three years.

All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial officer responsibilities.

Notwithstanding the independence requirements, one director who: (i) is not independent as defined by the Nasdaq rules; (ii) meets the criteria set forth under the Securities Exchange Act of 1934, as amended and the rules thereunder; (iii) is not a current officer or employee or a family member (defined as a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home) of such officer or employer may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses (in its next annual proxy statement or, if it does not file a proxy, in its Form 10-KSB), the nature of the relationship and the reasons for that determination. Such a Committee member appointed under this exception shall not serve longer than two years and shall not chair the Committee.

The members of the Committee shall be elected or reappointed by the Board annually for a one year term. A Chairperson shall be appointed by the Board.

III.	MEETINGS

The Committee will meet at least four times annually and be available to meet more frequently as circumstances dictate. Incidental to any of these regularly scheduled meetings, the Committee should meet, if necessary, with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Review and reassess the adequacy of this Charter on an annual basis or as conditions dictate.

2.	Review and approve the Company's Business Conduct and Ethics policies.

3.
Discuss with management and the independent auditors, the annual audited financial statements and other reports and financial and related information released to the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent auditors.

4.
Discuss with management and the independent auditors, as necessary, the quarterly financial information. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

5.
Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Company. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

6.
Prepare the minutes of each meeting, distribute the minutes to all members of the Committee and provide periodic summary reports to the Board. The permanent file of the minutes will be maintained by the Secretary of the Company.

Independent Auditors

1.
Select, evaluate, and if appropriate, terminate or replace the independent auditors. On an annual basis, the Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Company to determine the auditors' independence. The independent auditors are accountable to the Committee and to the Board.

2.	The Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent auditors.

3.	Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

Financial Reporting Process

1.	In consultation with the independent auditors, review the integrity of the Company's financial reporting process, both internal and external.

2.	Review and consider the independent auditors' judgments about the appropriateness of the Company's accounting principles as applied in its financial reporting.

3.	Review and consider major changes to the Company's accounting principles and practices as proposed by management or the independent auditors.

Process Improvement

1.
Establish regular reporting to the Committee by management and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

2.
Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

4.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

1.
Establish procedures for reviewing and handling complaints or concerns received by the Company regarding accounting, internal accounting controls, or auditing matters, including enabling employees to submit concerns confidentially and anonymously, and review management’s disclosure of any frauds that involve management or other employees who have a significant role in internal control.

2.	Review the Company's operations and determine whether management has established and maintains effective programs and processes to ensure compliance with its Business Conduct and Ethics policies.

3.	Review management's programs and processes for risk management and protection of the Company's assets and business.

4.
Review management's monitoring of the Company's compliance with the above programs to ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

5.	Review, with the Company's counsel, legal compliance matters, including corporate securities trading policies.

6.	Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

7.	Perform any other activities consistent with this Charter, the Company's By-laws and government law, as the Committee or the Board deems necessary or appropriate.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such outside counsel, accountants, experts or advisors.